Exhibit 10.39
SECOND RENEWAL PROMISSORY NOTE
PURSUANT TO F.S. 201.08, THIS SECOND RENEWAL PROMISSORY NOTE IS A RENEWAL OF THAT CERTAIN RENEWAL PROMISSORY NOTE DATED AS OF SEPTEMBER 30, 2016 (THE “FIRST RENEWAL NOTE”), AS SUCH FIRST RENEWAL NOTE RENEWED THAT CERTAIN PROMISSORY NOTE DATED AS OF DECEMBER 1, 2014 PAYABLE TO BANK BY THE UNDERSIGNED OBLIGORS IN THE ORIGINAL PRINCIPAL AMOUNT OF $70,000,000 (THE “ORIGINAL NOTE”). FLORIDA DOCUMENTARY STAMP TAXES IN THE AMOUNT OF $2,450 WERE REIMITTED TO THE FLORIDA DEPARTMENT OF REVENUE BY BANK OR ON BEHALF OF BANK AS REQUIRED BY LAW IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THE ORIGINAL NOTE, WHICH IS NOT SECURED BY FLORIDA REAL PROPERTY. NO ADDITIONAL SUMS ARE BEING ADVANCED HEREUNDER, NOR WERE ANY ADDITONAL SUMS ADVANCED UNDER THE FIRST RENEWAL NOTE AND NO PERSONS HAVE BEEN ADDED AS ADDITIONAL OBLIGORS PURSUANT TO THE TERMS HEREOF. ACCORDINGLY, NO ADDITIONAL DOCUMENTARY STAMP TAXES ARE DUE AND PAYABLE IN CONNECTION WITH THIS SECOND RENEWAL PROMISSORY NOTE. THE ORIGINAL NOTE AND THE FIRST RENEWAL NOTE ARE ATTACHED HERETO.
SECOND RENEWAL PROMISSORY NOTE
$70,000,000.00    September 6, 2017
FOR VALUE RECEIVED, the undersigned ALICO, INC., a Florida corporation (“Alico”); ALICO-AGRI, LTD., a Florida limited partnership (“Alico-Agri”); ALICO PLANT WORLD, L.L.C., a Florida limited liability company (“Plant World”); ALICO FRUIT COMPANY, LLC, a Florida limited liability company (“Fruit Company”); ALICO LAND DEVELOPMENT INC., a Florida corporation (“Land Development”); ALICO CITRUS NURSERY, LLC, a Florida limited liability company (“Citrus Nursery”, and together with Alico, Alico-Agri, Plant World, Fruit Company and Land Development, each a “Borrower” and collectively the “Borrowers”) hereby, jointly and severally, promise to pay to the order of RABO AGRIFINANCE LLC, a Delaware limited liability company (together with its successors and assigns, hereinafter “Bank”), on or before the Revolving Credit Maturity Date, the aggregate principal amount of SEVENTY MILLION AND 00/100 DOLLARS (US$70,000,000.00) or, if less, the aggregate unpaid principal amount of all Loans made by Bank to the undersigned, in immediately available funds as provided in the Credit Agreement (defined below), together with interest thereon, until such principal amount is paid in full, at such interest rates, and payable at such times, as provided in the Credit Agreement. All payments shall be made to Bank in lawful money of the United States of America at 12443 Olive Blvd., Suite 50, St. Louis, MO 63141.
This Note is one of the Notes referred to in, and is entitled to the benefits of, that certain Credit Agreement dated as of December 1, 2014, as amended by that certain First Amendment to Credit Agreement and Consent dated as of February 26, 2015, that certain Second Amendment to Credit Agreement dated as of July 16, 2015, that certain Third Amendment to Credit Agreement

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dated as of September 30, 2016, that certain Consent and Waiver Agreement dated as of December 20, 2016 and by that certain Fourth Amendment to Credit Agreement dated of even date herewith (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrowers and Bank. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Note evidences the Loans made by Bank under the Credit Agreement.
Bank may endorse and attach a schedule to reflect borrowings evidenced by this Note and all payments and prepayments thereon; provided that any failure to endorse such information (or an error contained in such information) shall not affect the obligation of the Borrowers to pay amounts evidenced hereby.
Upon the occurrence of an Event of Default, all amounts evidenced by this Note may, or shall, become immediately due and payable as provided in the Credit Agreement without presentment, demand, protest or notice of any kind, all of which are waived by the Borrowers. In the event payment of amounts evidenced by this Note is not made at any stated or accelerated maturity, the Borrowers agree, jointly and severally, to pay, in addition to principal and interest, all costs of collection in connection therewith, including reasonable attorneys’ fees.
This Note and the Loans and amounts evidenced hereby may be transferred only as provided in the Credit Agreement.
This Note shall be governed by, construed and interpreted in accordance with, the laws of the State of Florida applicable to contracts made and to be performed within the State of Florida, without reference to the conflicts of law principles thereof.
Time is of the essence of this Note.
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IN WITNESS WHEREOF, the Borrowers have caused this Note to be duly executed under seal as of the date first above written.

ALICO, INC., a Florida corporation By: Name: John E. Kiernan Title: Chief Financial Officer
ALICO-AGRI, LTD., a Florida limited partnership By: Alico, Inc., a Florida corporation, its General Partner By: Name: John E. Kiernan Title: Chief Financial Officer

ALICO PLANT WORLD, L.L.C., a Florida limited liability company
By: Alico-Agri, Ltd., a Florida limited partnership, its Sole Member
By: Alico, Inc., a Florida corporation,
its General Partner
By:
Name: John E. Kiernan
Title: Chief Financial Officer

ALICO FRUIT COMPANY, LLC, a Florida limited liability company By: Alico, Inc., a Florida corporation, its Managing Member By: Name: John E. Kiernan Title: Chief Executive Officer

SECOND RENEWAL PROMISSORY NOTE

ALICO LAND DEVELOPMENT INC., a Florida corporation By: Name: John E. Kiernan Title: Chief Executive Officer
ALICO CITRUS NURSERY, LLC, a Florida limited liability company By: Alico, Inc., a Florida corporation, its Managing Member By: Name: John E. Kiernan Title: Chief Executive Officer

SECOND RENEWAL PROMISSORY NOTE